Notes Payable	12 Months Ended
Dec. 31, 2024
Notes Payable [Abstract]
Notes payable
11.	Notes payable

On July 31, 2024, the Company signed a securities purchase agreement (the “Securities Purchase Agreement”) to sell an aggregate of $1,150,000 in Notes with a $150,000 original issue discount. Pursuant to the Securities Purchase Agreement, the Company also agreed to issue 929 shares of common stock (Note 12). Given the original issue discount, the subscription amount received by the Company was an aggregate of $1,000,000. The Notes were non-interest bearing except in the event of default, in which case interest would accrue at 14% per annum. The maturity date of the Notes was 90 days from the date of issuance. While the Notes were outstanding, the Company agreed to use the net proceeds of any offering of its equity or debt securities to first redeem the Notes in full, including the principal amount and all other amounts due and payable pursuant to the Notes.

The fair value of the Notes was $622,239. The Company incurred total transaction costs of $137,500 in relation to the Security Purchase Agreement, of which $85,558 was attributed to the issuance of the Notes and $51,942 was attributed to the issuance of common shares. The Company repaid $1,150,000 in relation to the Notes Payable in September 2024, resulting in a Notes payable balance of $nil at December 31, 2024.

A continuity of the Company’s Notes Payable during the year ended December 31, 2024 is as follows:

Notes Payable
Outstanding, December 31, 2023	$-
Fair value of Notes issued	622,239
Transaction costs	(85,558)
Interest accretion	613,319
Repayment	(1,150,000)
Outstanding, December 31, 2024	$-